Exhibit 99.1

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                      NEWS RELEASE                   Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772

                                                        Rudy R. Miller, Chairman
                                                                The Miller Group
                                              Investor Relations for the Company
                                                                    602-225-0505
                                                         geco@themillergroup.net


Global Entertainment Corporation
4909 East McDowell Road, Suite 104
Phoenix, Arizona 85008-4293
480-994-0772
www.globalentertainment2000.com


          Global Entertainment Corporation Reports Revenue Increase of
                       138% for First Quarter Fiscal 2005

PHOENIX,  ARIZONA, OCTOBER 14, 2004 -- GLOBAL ENTERTAINMENT  CORPORATION (OTCBB:
GECO) - an integrated entertainment company, today reported revenue of $2,046,372 for the first quarter ended August 31, 2004 compared to revenue of $859,480 in the comparable quarter for 2003. The 138% increase was primarily the result of a major contract secured by the company's arena development subsidiary ICC (International Coliseums Company). For the three-month period ended August 31, 2004, the company realized a net loss of $90,533 as compared to net income of $191,860 for the period ended August 31, 2003. The loss was primarily the result of expenses incurred by the company in forming and starting up its new ticketing operation, GetTix.net. Additional cost increases were the result of general corporate expansion and an increase in overhead expenditures associated with additional staffing and marketing requirements.

The company invested heavily in the first fiscal quarter to equip and train staff for its newest subsidiary, GetTix.net. The goal for GetTix.net is to meet the service requirements of customers seeking to purchase tickets to all types of venues and for all types of events. With the addition of new staff members, sophisticated software and state-of-the-art equipment, GetTix.net should be positioned for growth with capabilities that rival its largest, national ticketing competitors. Moreover, the recent announcement of ticketing contracts with multiple venues was the direct result of the activities of Global's subsidiary companies. This demonstrates the type of synergies that Global hopes to achieve with this new entity.

"With all the positive and dramatic changes in our company over the past twelve months, the first fiscal quarter financial results cannot be directly compared to the first quarter results of the prior year," said Richard Kozuback, president and chief executive officer. "The successful opening of our initial two multi-purpose event centers that were developed, overseen and managed by our ICC subsidiary have demonstrated our ability to other communities, and will provide us with similar opportunities for development projects. We have already begun the previously announced project in Youngstown, Ohio. This event center is now under construction and was responsible for a significant contribution to our revenue in the first fiscal quarter."

                                                                         more...

Global Entertainment Corporation Reports Revenue Increase of 138% for First Quarter Fiscal 2005
October 14, 2004
Page 2


"Our WPHL subsidiary that operates as the CHL (Central Hockey League) has reached out to the international market with a new hockey franchise in Mexico. In addition, with the extended players' lockout in the NHL (National Hockey League) we will receive greater media coverage in the 2004/2005 season enhancing attendance at our games," Kozuback continued. "In our facilities management area we have broadened the scope of our services to include contracts with cities for existing facilities that in some cases offer a future benefit in new development. We are excited by the opportunities we see in each of the markets we serve to add strength to our core services and seize revenue enhancing growth opportunities while driving bottom line results."

                              Visit our web sites:

          www.globalentertainment2000.com               www.GetTix.net

Global Entertainment Corporation is an integrated entertainment company, arena development, and licensing company with five subsidiaries. The WPHL, INC., through a joint operating agreement with the Central Hockey League (CHL), is the operator and franchisor of professional minor league hockey teams in seven states. INTERNATIONAL COLISEUMS COMPANY serves as project manager for arena development and is responsible for management agreements associated with arena facility operations. GLOBAL ENTERTAINMENT MARKETING SYSTEMS pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING is an in-house ticketing company for sports and entertainment venues. CRAGAR INDUSTRIES, INC. is the licensor for its nationally recognized, branded products CRAGAR(R), TRU=SPOKE(R), CRAGAR S/S(R) and STREET PRO(R).

     CERTAIN STATEMENTS IN THIS RELEASE MAY BE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS MAY INCLUDE PROJECTIONS OF MATTERS THAT AFFECT REVENUE, OPERATING EXPENSES OR NET EARNINGS; PROJECTIONS OF CAPITAL EXPENDITURES; PROJECTIONS OF GROWTH; HIRING PLANS; PLANS FOR FUTURE OPERATIONS; FINANCING NEEDS OR PLANS; PLANS RELATING TO THE COMPANY'S PRODUCTS AND SERVICES; AND ASSUMPTIONS RELATING TO THE FOREGOING.

     FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY, OR UNDERLYING THE FORWARD-LOOKING INFORMATION.

     SOME OF THE IMPORTANT FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: INTENSE COMPETITION WITHIN THE SPORTS AND ENTERTAINMENT INDUSTRIES, PAST AND FUTURE ACQUISITIONS, EXPANDING OPERATIONS INTO NEW MARKETS, RISK OF BUSINESS INTERRUPTION, MANAGEMENT OF RAPID GROWTH, NEED FOR ADDITIONAL FINANCING, CHANGING CONSUMER DEMANDS, DEPENDENCE ON KEY PERSONNEL, SALES AND INCOME TAX UNCERTAINTY AND INCREASING MARKETING, MANAGEMENT, OCCUPANCY AND OTHER ADMINISTRATIVE COSTS.

     THESE FACTORS ARE DISCUSSED IN GREATER DETAIL IN THE COMPANY'S REGISTRATION STATEMENT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IN THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED MAY 31, 2004 THAT WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 30, 2004.

                            FINANCIAL TABLE FOLLOWS:

Global Entertainment Corporation Reports Revenue Increase of 138% for First Quarter Fiscal 2005
October 14, 2004
Page 3


               GLOBAL ENTERTAINMEENT CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED SUMMARY OF OPERATIONS

                              FINANCIAL HIGHLIGHTS
                                   (UNAUDITED)


                                                     THREE MONTHS ENDED
                                                          AUGUST 31,
                                              ---------------------------------
                                                  2004                  2003
                                              -----------           -----------

Revenues                                      $ 2,046,372           $   859,480

Expenses                                        2,136,906               669,711
                                              -----------           -----------

Income from operations                            (90,534)              189,769

Other income                                            1                 2,091
                                              -----------           -----------

Net income (loss)                             $   (90,533)          $   191,860
                                              ===========           ===========

Net Income (loss) per common share:
Basic and Diluted                             $     (0.02)          $      0.05

Weighted average number of common shares
outstanding
  Basic and Diluted                             5,338,820             4,068,115


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